           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 28, 2011, relating to the financial statements and financial highlights which appears in the September 30, 2011 Annual Report to Shareholders of International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration New York Municipal Portfolio, Short Duration California Municipal Portfolio, Short Duration Diversified Municipal Portfolio, New York Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio, and Intermediate Duration Portfolio (twelve of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc.), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm" and "Financial Statements" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
January 30, 2012

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 28, 2011, relating to the financial statements and financial highlights which appears in the September 30, 2011 Annual Report to Shareholders of Short Duration Plus Portfolio (one of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc.), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm" and "Statements and Reports" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
January 30, 2012

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 28, 2011, relating to the financial statements and financial highlights which appears in the September 30, 2011 Annual Report to Shareholders of Diversified Municipal Portfolio, California Municipal Portfolio, and New York Municipal Portfolio (three of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc.), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm" and "Statements and Reports" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
January 30, 2012

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 28, 2011, relating to the financial statements and financial highlights which appears in the September 30, 2011 Annual Report to Shareholders of Tax-Managed International Portfolio and International Portfolio (two of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc.), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm" and "Statements and Reports" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
January 30, 2012

           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 28, 2011, relating to the financial statements and financial highlights which appears in the September 30, 2011 Annual Report to Shareholders of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio (six of the eighteen portfolios constituting Sanford C. Bernstein Fund, Inc.), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Independent Registered Public Accounting Firm" and "Financial Statements" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
New York, New York
January 30, 2012